Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO RULE 13a-14 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert H. Miller certify that:

1. I have reviewed this report on Form 10-Q of Abakan Inc.;

2. Based on my knowledge,  this report does not contain any untrue statement of a material  fact  or omit  to state  a  material  fact  necessary  to  make  the  statements  made,  in  light  of  the  circumstances  under  which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on  my  knowledge,  the  financial  statements,  and  other  financial  information  included  in  this report,  fairly  present  in  all  material  respects  the  financial  condition,  results  of  operations  and  cash  flows of the registrant as of, and for, the period presented in this report;

4.  The  registrant’s  other  certifying  officer(s)  and  I  are  responsible  for  establishing  and  maintaining disclosure  controls  and  procedures  (as  defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e)  and

internal  control  over  financial  reporting  (as  defined  in  the  Exchange  Act  Rules  13a-15(f)  and  15d-15(f)

for the registrant and have:

a)    Designed   such   disclosure   controls   and   procedures,   or   caused   such   disclosure   controls   and

procedures  to  be  designed  under  our  supervision,  to  ensure  that  material  information  relating  to the  registrant,  including  any  consolidated  subsidiaries,  is  made  known  to  us  by  others  within those entities, particularly during the period in which this report is being prepared;

b)    Designed  such  internal  control  over  financial  reporting,  or  caused  such  internal  control  over

financial   reporting   to   be   designed   under   our   supervision,   to   provide   reasonable   assurance

regarding  the  reliability  of  financial  reporting  and  the  preparation  of  financial  statements  for external purposes in accordance with generally accepted accounting principles;

c)    Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)    Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred  during  the  registrant’s  most  recent  fiscal  quarter  (the  registrant’s  fourth  fiscal  quarter  in the  case  of  an  annual  report)  that  has  materially  affected,  or  is  reasonably  likely  to  materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other  certifying officer(s)  and I have  disclosed, based on our most  recent  evaluation of internal  control  over  financial  reporting,  to  the  registrant's  auditors  and  the  audit  committee  of  the registrant's board of directors (or persons performing the equivalent functions):

a)    All significant deficiencies and material weaknesses in the design or operation of internal controls over  financial  reporting  which  are  reasonably  likely  to  adversely  affect  the  registrant's  ability  to record, process, summarize and report financial information; and

b)    Any  fraud,  whether  or  not  material,  that  involves  management  or  other  employees  who  have  a significant role in the registrant's internal controls over financial reporting.

Date: January 11, 2013

/s/ Robert H. Miller

Robert H. Miller

Chief Executive Officer